Revenue	12 Months Ended
Dec. 31, 2020
Revenue from contracts with customers [Abstract]
Revenue	Revenue
Disaggregation of revenue
The Company provides professional consulting services in engineering, architecture, interior design, landscape architecture, surveying, environmental sciences, project management, and project economics throughout North America and globally. The Company has five specialized business operating units: Buildings, Energy & Resources, Environmental Services, Infrastructure, and Water. Revenue is derived principally under fee-for-service agreements with clients. Disaggregation of revenue by geographic area and service is included in note 35. During the year, there were no significant changes to contract assets and deferred revenue. In 2019, contract assets and deferred revenue increased $1.1 and $4.6, respectively, as a result of the acquisition of WGE.

Revenue recognized in 2020 and included in deferred revenue at January 1, 2020, was $199.2 (2019 – $174.4). Revenue recognized in 2020 from performance obligations satisfied (or partially satisfied) in prior years was less than 5% (2019 – 5%) of the Company’s gross revenue from continuing operations.

Remaining performance obligations (backlog)
The aggregate amount of estimated revenue related to performance obligations that are unsatisfied (or partially unsatisfied) as at December 31, 2020, was $4,377 (2019 – $4,257). This amount includes all contracts with customers but excludes variable consideration that is not highly probable. The Company expects to recognize approximately 78% (2019 – 77%) of this revenue as contracts are completed over the next 18 months with the remainder recognized thereafter.